UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2010

FormFactor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50307	13-3711155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road Livermore, CA	94551
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 290-4000

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05               Costs Associated with Exit or Disposal Activities.

As previously disclosed in our Form 8-K filed on September 13, 2010, FormFactor, Inc. (the “Company”) approved a plan to cease the transition of manufacturing operations to Singapore.  At the time of filing, the Company was unable to make a good faith determination of an estimate or range of estimates required by paragraphs (b), (c) and (d) of Item 2.05 of the Current Report on Form 8-K with respect to any charges that may be incurred as a result of this decision.  This amendment updates the disclosure in Item 2.05 of its previously-filed Current Report on Form 8-K filed on September 13, 2010.

The decision has resulted in a reduction in force of approximately 60 employees at its Singapore facility.  The Company expects to record charges of approximately $650,000 in connection with this reduction in force associated with one-time severance benefits, which will be recorded in the third quarter of fiscal 2010.  The Company also expects to record further charges of approximately $100,000 in the fourth quarter of fiscal 2010 associated with retention bonuses.  Additionally, in connection with this decision the Company expects to record additional charges of approximately $8 million related to the impairment of certain long-lived assets, including leasehold improvements, as well as the discontinuation of certain projects, in its Singapore facility.  The activities comprising this action are expected to be substantially completed by end of the first quarter of fiscal 2011.

Forward-Looking Statements

Statements in this report that are not strictly historical in nature are forward-looking statements within the meaning of the federal securities laws, including statements regarding business momentum, demand for our products and future growth. These forward-looking statements are based on current information and expectations that are inherently subject to change and involve a number of risks and uncertainties. Actual events or results might differ materially from those in any forward-looking statement due to various factors, including, but not limited to: the Company’s ability to execute its cost reduction plan, including reducing its GAAP and non-GAAP operating expenses; the Company’s ability to improve Company-wide performance and to simplify its structure and focus on basic business; the Company incurring a greater restructuring charge in connection with its cost reduction plan than that anticipated; changes in the semiconductor market environment, including the demand for DRAM and Flash memories and SoC devices; and changes in the Company’s customers’ announced capital equipment investment plans.  Additional information concerning factors that could cause actual events or results to differ materially from those in any forward-looking statement is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2009, as filed with the Securities and Exchange Commission (“SEC”), and subsequent SEC filings, including the Company’s Quarterly Report on Form 10-Q for its fiscal quarterly periods ending March 27, 2010 and June 26, 2010.  Copies of the Company’s SEC filings are available at http://investors.formfactor.com/edgar.cfm. The Company assumes no obligation to update the information in this report, to revise any forward-looking statements or to update the reasons actual results could differ materially from those anticipated in forward-looking statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FormFactor, Inc. (Registrant)

Date: October 12, 2010	By:	/s/ Stuart L. Merkadeau
Stuart L. Merkadeau
Senior Vice President, General Counsel and Secretary

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